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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report(Date of earliest event reported): June 18, 1996

                         Commission file number 0-26980

                           ARV ASSISTED LIVING, INC.


           CALIFORNIA                                  33-016098
(STATE OR OTHER JURISDICTION OF           (I.R.S. EMPLOYER IDENTIFICATION NO.)
INCORPORATION OR ORGANIZATION)



              33-95712
        (COMMISSION FILE NO.)

       245 FISCHER AVENUE, D-1                           92626
           COSTA MESA, CA                             (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)


 REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (714) 751-7400
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                          INDEPENDENT AUDITORS' REPORT


The General Partners of
  San Gabriel Retirement Villa:

We have audited the accompanying balance sheets of San Gabriel Retirement Villa (dba Villa Colima), a California limited partnership, as of December 31, 1995 and 1994 and the related statements of operations, partners' capital and cash flows for each of the years in the three-year period ended December 31, 1995. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of San Gabriel Retirement Villa (dba Villa Colima) as of December 31, 1995 and 1994 and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1995 in conformity with generally accepted accounting principles.



/s/ KPMG Peat Marwick LLP
Orange County, California
March 1, 1996





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                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
  ARV Assisted Living, Inc.:


We have audited the accompanying historical summary of gross revenue and direct operating expenses of Nature Trail Retirement Community (Nature Trail) for the year ended December 31, 1995. This financial statement is the responsibility of Nature Trail's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in that financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary of gross revenue and direct operating expenses was prepared for inclusion in the Form 8-K/A of ARV Assisted Living, Inc. and excludes certain material revenues and expenses, as described in note 2, that would not be comparable to those resulting from the proposed future operations of the property.
In our opinion, the historical summary of gross revenue and direct operating expenses referred to above presents fairly, in all material respects, the gross revenue and direct operating expenses, as described in note 2, of Nature Trail Retirement Community for the year ended December 31, 1995 in conformity with generally accepted accounting principles.



/s/ KPMG Peat Marwick LLP
Fort Lauderdale, Florida
June 10, 1996